UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 853-8100

Ceridian HCM Holding Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2024, Ceridian HCM Holding Inc. (the “Company”) changed its corporate name to Dayforce, Inc. (the “Name Change”) pursuant to a Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) and a Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) integrating the Certificate of Amendment. The Certificate of Amendment and Restated Certificate of Incorporation were each filed with the Delaware Secretary of State on January 29, 2024 and became effective on January 31, 2024. The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders.

In connection with the Name Change, effective January 31, 2024, the Board also amended and restated its Third Amended and Restated Bylaws to reflect the Name Change (the “Fourth Amended and Restated Bylaws”). The Fourth Amended and Restated Bylaws also reflect the adoption of a majority voting standard in uncontested director elections, as well as other administrative changes.

As previously announced by the Company on January 22, 2024, effective February 1, 2024, the Company’s common stock will cease trading under the ticker symbol “CDAY” and will begin trading under its new ticker symbol, “DAY” on the New York Stock Exchange and Toronto Stock Exchange.

The foregoing summary of the Certificate of Amendment, Restated Certificate of Incorporation, and Fourth Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each document, copies of which are filed as Exhibit 3.1, Exhibit 3.2, and Exhibit 3.3, respectively, with this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 1, 2024, the Company issued a press release announcing the Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment of the Fourth Amended and Restated Certificate of Incorporation of Ceridian HCM Holding Inc. (effective as of January 31, 2024).
3.2	Restated Certificate of Incorporation of Dayforce, Inc. (effective as of January 31, 2024).
3.3	Fourth Amended and Restated Bylaws of Dayforce, Inc. (effective as of January 31, 2024).
99.1	Press Release dated as of February 1, 2024.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date:	February 1, 2024	By:	/s/ William E. McDonald
Name: William E. McDonald
Title: Executive Vice President, General Counsel and Corporate Secretary